Exhibit 10.2.3
EXECUTION COPY

                                                                SERIES 1 CLASS C

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                          dated as of 15th March, 2005

between

(1)    UBS LIMITED ("PARTY A");

(2)    PERMANENT FINANCING (NO. 7) PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)    "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

       and in relation to Party B for the purpose of:-

       Section 5(a)(v), none

       Section 5(a)(vi), none

       Section 5(a)(vii), none

       Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

                                       19

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(d)    The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

       (i)    Market Quotation will apply.

       (ii)   The Second Method will apply.

(g)    "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Parts 5(f)(iv) and 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination
       Event:

       (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

       (ii) A redemption or purchase of the Series 1 Class C Seventh Issuer Notes occurs pursuant to Condition 5(F) (redemption or purchase following a regulatory event) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

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Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)    PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of the Agreement,
       Party  A  makes  the  following   representation   (the  "ADDITIONAL  TAX
       REPRESENTATION"):

       (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

       (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

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Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)    Tax forms, documents or certificates to be delivered are: none

(b)    Other documents to be delivered are:

       PARTY REQUIRED                                                                   COVERED BY
       TO DELIVER           FORM/DOCUMENT/                    DATE BY WHICH             SECTION 3(D)
       DOCUMENT             CERTIFICATE                       TO BE DELIVERED           REPRESENTATION
       Party A and          Appropriate evidence of           On signing of this        Yes
       Party B              its signatory's authority         Agreement

       Party B              Certified copy of                 On signing of this        Yes
                            board resolution and              Agreement
                            constitutional documents

       Party A              Legal opinions in form and        On signing of this        No
                            substance satisfactory to         Agreement
                            Party B

       Party B              Legal opinions from               On signing of this        No
                            Allen & Overy LLP in form and     Agreement
                            substance satisfactory to
                            Party A

       Party A and          A copy of the annual report for   Upon request, as soon     Yes
       Party B              such party containing audited     as publicly available
                            or certified financial
                            statements for the most
                            recently ended financial year

       Party A              Credit Support Document in        On signing of this        Yes
                            respect of Party A specified in   Agreement
                            Part 4(f) of this Schedule


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Part 4.  MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.

       Notwithstanding the terms of Section 12(a) of this Agreement, notices and other communications under Section 5 or 6 of this Agreement may be given by facsimile transmission to the relevant facsimile number specified below.

       Address for notices or communications to Party A:

       Address:            UBS Limited
                           100 Liverpool Street
                           London EC2M 2RH

       Attention:          Credit Risk Management - Documentation Unit/Legal

       Facsimile no:       +44 20 7567 4406 / +44 20 7568 9247
       Telephone no:       +44 20 7567 8000

       For confirmations, reset notices, payment notices etc:

       For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time).

       For all other matters:

       Attention:          Credit Risk Management - Documentation Unit/Legal
       Facsimile no:       +44 20 7567 4406 / +44 20 7568 9247
       Telephone no:       +44 20 7567 8000

       Address for notices or communications to Party B:

       Address:            Blackwell House
                           Guildhall Yard
                           London
                           EC2V 5AE

       Attention:          The Secretary

       Facsimile No.:      020 7566 0975

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       With a copy to: (i) HBOS Treasury Services plc:

       Address:            33 Old Broad Street
                           London
                           EC2N 1HZ

       Attention:          Head of Capital Markets and Securitisation

       Facsimile No.:      020 7574 8784

                           (ii) the Security Trustee:

       Address:            The Bank of New York
                           One Canada Square
                           London
                           E14 5AL

       Attention:          Global Structured Finance - Corporate Trust

       Facsimile No.:      020 7964 6061/6399

(b)    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent:    None.

       Party B appoints as its Process Agent:    None.

(c)    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

       Party A is not a Multibranch Party.

       Party B is not a Multibranch Party.

(e)    CALCULATION AGENT. The Calculation Agent is Party A.

(f)    CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

       In respect of Party A:    The Guarantee of UBS AG.

       In respect of Party B:    None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, UBS AG.

       Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

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(i)    NETTING OF PAYMENTS.  Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

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Part 5.  OTHER PROVISIONS

(a)    NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)   Section 6(e) will be amended by the deletion of the following sentence:

       "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)    SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Seventh Issuer Deed of Charge and acknowledges notice of such assignment, provided that Party A shall not be obliged to pay any greater amounts and shall not receive less as a result of such transfer or assignment than would have been the case if such transfer or assignment had not taken place and shall not incur any costs, expenses or liabilities in respect of any such transfer or assignment. Each of the parties hereby confirms and agrees that the Security Trustee will not be liable for any of the obligations of Party B hereunder.

Any payments made on behalf of Party B by the Security Trustee in accordance with this Agreement will be deemed to be payments made by Party B, and payments made by Party A to the Security Trustee will satisfy the related Party A payment obligations to Party B.

(c)    DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (6), (7) and (9).

(d)    DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that:

(i)    the  application  and   interpretation   of  Section  5(b)(ii)  shall  be
       restricted to a Change in Tax Law, as defined below; and

(ii) Party A will only be entitled to designate an Early Termination Date in respect of a Transaction on the basis of a Tax Event affecting that Transaction if it obtains the prior consent of the Security Trustee. Such consent shall be given where Party A has

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

       provided the Security Trustee with (1) a certificate signed by two authorised signatories of Party A stating that a Change in Tax Law has occurred and identifying such Change in Tax Law, and (2) an opinion in form and substance satisfactory to the Security Trustee of independent legal advisers of recognised standing to the effect that Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d) as a result of such Change in Tax Law.

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)    ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Series 1 Class C Seventh Issuer Notes."

(f)    RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Series 1 Class C Seventh Issuer Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such Initial S&P Rating Event, at its own cost either:

       (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement on terms satisfactory to the Security Trustee (whose consent will be given if S&P confirms that the provision of such collateral would maintain the rating of the Series 1 Class C Seventh Issuer Notes by S&P at, or restore the rating of the Series 1 Class C Seventh Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event) provided that (x) Party A will be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "COLLATERAL AMOUNT") is determined on a basis which satisfies (but is no more onerous than) the criteria of S&P published on 17th December, 2003, as amended and supplemented from time to time, which enables entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation are rated at a higher level (the "S&P CRITERIA") and (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to maintain or restore the rating of the Series 1 Class C Seventh Issuer Notes at or to the level they would have been at immediately prior to such Initial S&P Rating Event;

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 1 Class C Seventh Issuer Notes by S&P at, or restore the rating of the

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

              Series 1 Class C Seventh Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

       (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 1 Class C Seventh Issuer Notes at, or restore the rating of the Series 1 Class C Seventh Issuer Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

       (D) take such other action as Party A may agree with S&P as will result in the rating of the Series 1 Class C Seventh Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

       If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Series 1 Class C Seventh Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

       (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 1 Class C Seventh Issuer Notes by S&P at, or restore the rating of the Series 1 Class C Seventh Issuer Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

       (B) take such other action as Party A may agree with S&P as will result in the rating of the Series 1 Class C Seventh Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

       (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 1 Class C Seventh Issuer Notes at, or restore the rating of the Series 1 Class C Seventh Issuer Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

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       If any of paragraphs  (ii)(A),  (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)  If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

       (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will, within 30 days of the occurrence of such Initial Moody's Rating Event, at its own cost either:

       (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

       (2) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's;

       (3)    take such other action as Party A may agree with Moody's; or

       (4) put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other criteria relating to the amount of collateral as may be agreed with Moody's.

       If any of paragraphs (iii)(1), (iii)(2) or (iii)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(4) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)   If:

       (A) the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated as high as "A3" (or its equivalent) by Moody's; or

       (B) the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

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       (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"),  then Party A will:

       (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

              (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

              (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

              (cc)   take such other  action as Party A may agree with  Moody's;
                     and

       (2) within the later of 10 days of the occurrence of such Subsequent Moody's Rating Event and 30 days of the occurrence of an Initial Moody's Rating Event, put in place, at its own cost, pending compliance with paragraph (iv)(1)(aa), (iv)(1)(bb) or (iv)(1)(cc) above, a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other criteria relating to the amount of collateral as may be agreed with Moody's, provided that, if, at the time a Subsequent Moody's Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (iii)(4) above following an Initial Moody's Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent Moody's Rating Event.

       If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

       In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

       "MOODY'S CRITERIA" means that the Collateral Amount will not exceed the sum of (a) the product of A and the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on each Local Business Day and (b) the product of B and the current aggregate notional amounts of the outstanding Transactions, where:

       (1) "A" means 102% and "B" means 1.6% if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated as high as "A1" or "Prime-1" respectively by Moody's;

       (2) "A" means 102% and "B" means a percentage equal to or greater than 3% (as determined by Moody's) if the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated as high as "A3" or "Prime-2" respectively by Moody's; and

       (3)    "A" means 0% and "B" means 0% in all other cases.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class C Seventh Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event, at its own cost, either:

       (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both to be posted on a weekly basis) in support of its obligations under this Agreement provided that (x) the Collateral Amount will be determined on a basis which satisfies (but is no more onerous than) the Fitch Criteria (as defined below), and (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the Fitch Criteria) to maintain or restore the rating of the Series 1 Class C Seventh Issuer Notes at or to the level it would have been at immediately prior to such Initial Fitch Rating Event;

       (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class C Seventh Issuer Notes by Fitch at, or restore the rating of the Series 1 Class C Seventh Issuer Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

       (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class C Seventh Issuer Notes at, or restore the rating of the Series 1 Class C Seventh Issuer Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

       (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class C Seventh Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

       If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class C Seventh Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

       (A) continue to comply with the terms of, or, within 30 days of the occurrence of such First Subsequent Fitch Rating Event and at its own cost, put in place, as the case may be, a mark-to-market collateral agreement as described in paragraph (v)(A) above and provide any collateral required to be provided thereunder, provided that in either case the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A); or

       (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

              (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class C Seventh Issuer Notes by Fitch at, or restore the rating of the Series 1 Class C Seventh Issuer Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

              (2) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class C Seventh Issuer Notes at, or restore the rating of the Series 1 Class C Seventh Issuer Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

              (3) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class C Seventh Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

       If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to a mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) above or paragraph
       (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "BBB" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class C Seventh Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

              (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class C Seventh Issuer Notes by Fitch at, or restore the rating of the Series 1 Class C Seventh Issuer Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

              (B) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class C Seventh Issuer Notes at, or restore the rating of the Series 1 Class C Seventh Issuer Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

              (B) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class C Seventh Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event; and

       Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will continue to comply with the terms of any mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) or
       (vi) above or, within 10 days of the occurrence of the Second Subsequent Fitch Rating Event and at its own cost, put in place such an agreement (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii) (A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under such a mark-to-market collateral agreement will be transferred to Party A and Party A will not be required to transfer any additional collateral.

       "FITCH CRITERIA" means that the Collateral Amount will equal the A greater of (a) the sum of (i) 1.05 multiplied by the current aggregate notional principal or currency amounts in respect of Party A under the outstanding Transactions multiplied by the Volatility Cushion and (ii) the mark-to-market value of the outstanding Transactions as determined by Party A in good faith a weekly basis and (b) zero.

       "VOLATILITY CUSHION" means the applicable percentage determined in accordance with Appendix 2 to Fitch's Structured Finance Criteria Report entitled "Counterparty Risk in Structured Finance Transactions: Swap Criteria" dated 13th September, 2004, as amended and supplemented from time to time.

(viii) (A)    If  Party  A  does  not  take  any of the  measures  described  in paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination
              Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating
              Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
              (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (D)    If  Party A does  not take the  measures  described  in  paragraph
              (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has put in place a collateral agreement in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (F) If Party A does not take the measures described in paragraph (vi) above, such failure (except a failure to comply with the terms of an already existing mark-to-market collateral agreement) will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (G)    If Party A does not,  pending  compliance  with any of  paragraphs
              (vii)(A), (B) or (C), continue to comply with the terms of a mark-to-market collateral agreement or, as the case may be, put in place such an agreement within 10 days of the occurrence of the Second Subsequent Fitch Rating Event, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
              (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

       (H) Notwithstanding the foregoing and Section 6(b) of the Agreement, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Security Trustee's prior written consent.

Each of Party B and the Security Trustee will use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and/or Fitch, as applicable, with respect to the operation and management of the collateral and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(g)    TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Series 1 Class C Seventh Issuer Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Security Trustee.

(h)    ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

       "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

       (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)    RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)    RELATIONSHIP BETWEEN THE PARTIES

The  Agreement is amended by the  insertion  after  Section 14 of an  additional
Section 15, reading in its entirety as follows:

"15.   RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)    TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)   Deduction or Withholding for Tax

(i)    Requirement to Withhold

       All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

       (1)    will promptly notify the other party ("Y") of such requirement;

       (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

       (3)    will  promptly  forward to Y an  official  receipt (or a certified
              copy),  or  other  documentation   reasonably   acceptable  to  Y,
              evidencing such payment to such authorities; and

       (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required, provided that X will not be required to pay any additional amount to Party B to the extent that it would not be required to be paid but for the failure of Party B to comply with or perform any agreement contained in
              Section 4(a)(iii).

(ii)   Liability

       If:

       (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

       (2)    X does not so deduct or withhold; and

       (3) a liability resulting from such Tax is assessed directly against X,

       then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)  Tax Credit etc.

       Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

       (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

       (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

       (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)    SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Security Trustee to be bound by the terms of the Seventh Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Seventh Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Seventh Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it will have recourse only to Seventh Issuer Available Funds, but always subject to the order of priority of payments set out in the Seventh Issuer Cash Management Agreement and the Seventh Issuer Deed of Charge.

(m)    CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)    REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)    ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Seventh Issuer Master Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)    CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)    MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

       (A) the word "firm" will be added before the word "quotations" in the second line; and

       (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

       (C)    the last sentence will be deleted and replaced with the following:

              "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

       (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

       (B)    Party A will,  for the purposes of Section  6(e),  be permitted to
              obtain   on   behalf  of  Party  B   quotations   from   Reference
              Market-makers;

       (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

       (D)    Party B will be deemed to have  discharged its  obligations  under
              Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

       (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(r)    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.


From:             UBS Limited
                  100 Liverpool Street
                  London
                  EC2M 2RH

To:               Permanent Financing (No.7) PLC
                  Blackwell House
                  Guildhall Yard
                  London
                  EC2V 5AE

Attention:        The Secretary

To:               The Bank of New York
                  One Canada Square
                  London
                  E14 5AL

Attention:        Global Structured Finance - Corporate Trust

                                                                23rd March, 2005

Dear Sirs,

CONFIRMATION - SERIES 1 CLASS C DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 Class C) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 15th March, 2005, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

       Party A:                         UBS Limited

       Party B:                         Permanent Financing (No.7) PLC

       Trade Date:                      15th March, 2005

       Effective Date:                  23rd March, 2005

       Termination Date:                The earlier of the Quarterly  Interest
                                        Payment Date  falling  in June 2042
                                        and the date on  which  all of the
                                        Series  1  Class  C Seventh  Issuer
                                        Notes  are redeemed in full.

       Dollar Currency Exchange Rate:   1.91201 USD per GBP

       Business Days:                   London Business Day, New York Business
                                        Day and TARGET Business Day.

       Calculation Period:              Has the meaning given to such term in
                                        the Definitions.

       Calculation Agent:               Party A

Party A Floating Amounts:

       Party A Currency Amount:         In respect  of  each  Party  A
                                        Calculation    Period,   an amount in
                                        Dollars  equal to the  principal amount
                                        outstanding of the Series 1 Class C
                                        Seventh Issuer Notes on the first day of such Calculation Period (after taking into account any redemption on such day).

       Party A Payment Dates:           Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment  Date falling in June
                                        2005 up to the Termination Date, and the Termination Date.

       Party A Floating Rate:           In respect of each Party A Calculation
                                        Period, Three-Month USD-LIBOR determined in respect of the first day of such Party A Calculation Period.

       Spread: 0.28 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in December 2011 and 0.56 per cent. thereafter.

       Party A Floating Rate Day
       Count Fraction:                  Actual/360

Party B Floating Amounts:

       Party B Currency Amount:         In respect of each Party  B Calculation
                                        Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B
                                        Calculation Period converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

       Party B Payment Dates:           Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in June
                                        2005 up to the Termination Date, and the Termination Date.

       Party B Floating Rate:           In respect of each Party B Calculation
                                        Period, Sterling-LIBOR determined in
                                        respect of the first day of such Party
                                        B Calculation Period.

       Spread: 0.3886 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in December 2011 and 1.0272 per cent. thereafter.

       Party B Floating Rate Day
       Count Fraction:                  Actual/365 (Fixed)

Initial Exchange:

       Initial Exchange Date:           Effective Date

       Party A Initial
       Exchange Amount:                 GBP 22,071,000

       Party B Initial
       Exchange Amount:                 USD 42,200,000

Interim Exchange:

       Interim Exchange Dates:          Each Quarterly Interest Payment Date
                                        (other than the Termination Date) on
                                        which any of the Series 1 Class C
                                        Seventh Issuer Notes are redeemed in
                                        whole or in part.

       Party A Interim
       Exchange Amount:                 In respect of each Interim Exchange
                                        Date, an amount in Dollars equal to the
                                        amount of the Series 1 Class C Seventh
                                        Issuer Notes redeemed on such Interim
                                        Exchange Date.

       Party B Interim
       Exchange Amount:                 In respect of each Interim Exchange
                                        Date, the Sterling equivalent of the
                                        Party A Interim  Exchange Amount for
                                        such Interim Exchange Date converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

Final Exchange:

       Final Exchange Date:             Termination Date

       Party A Final Exchange Amount:   An amount in Dollars equal to the
                                        principal amount outstanding  of the
                                        Series 1 Class C Issuer Notes on the
                                        Final Exchange Date (before taking into
                                        account any  redemption on such day).

       Party B Final Exchange Amount:   An amount in  Sterling  equal to the
                                        principal amount outstanding  of the
                                        Series 1 Class C Seventh Issuer Notes on the Final Exchange Date (before taking into account any redemption on such day), converted by reference to the
                                        Dollar Currency Exchange Rate.

                                        If Party B does not have sufficient
                                        principal available pursuant to the
                                        Seventh Issuer Cash Management Agreement
                                        to pay the Party B Final Exchange Amount
                                        in full on the Final Exchange Date and
                                        accordingly  pays only a part of the
                                        Party  B Final  Exchange  Amount to
                                        Party  A  on  such   date, Party A will
                                        be obliged on such date to deliver only
                                        the Dollar  Equivalent of such  part of
                                        the Party B Final Exchange Amount,
                                        converted by reference to the Dollar
                                        Currency Exchange Rate.

2.     Deferral of Floating Amounts:

       If any payment of interest under the Series 1 Class C Seventh Issuer Notes is deferred in accordance with the terms and conditions of the Series 1 Class C Seventh Issuer Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

       The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

       On any subsequent occasion if any payment of interest under the Series 1 Class C Seventh Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series 1 Class C Seventh Issuer Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amounts and a pro rata part as determined by the Calculation Agent of the Party B Floating Amounts otherwise payable will be deferred.

       The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

       The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.     Account Details:

       Payments to Party A
       in Dollars:                Bank:             UBS AG, Stamford (UBSWUS33)

                                  ABA Number:       026007993

                                  Account Name:     UBS AG, London

                                  Account Number:   101-WA-140007-000

       Payments to Party A
       in Sterling:               Direct via UK Clearing/CHAPS

                                  Swift:            UBSWGB2L

                                  Sort Code:        23-23-23


       Payments to Party B
       in Dollars:                Bank:             Citibank, N.A., New York

                                  Credit Account:   10990765

                                  New York Swift:   CITIUS33

                                  FAO:              Citibank, N.A., London

                                  London Swift:     CITIGB2L

                                  Reference:        GATS "Permanent Financing
                                                    (No.7) PLC"

       Payments to Party B
       in Sterling:               Bank:             The Governor and Company of
                                                    the Bank of Scotland

                                  Account Number:   06000056

                                  Sort Code:        12-24-55

                                  Account Name:     Permanent Financing (No.7)
                                                    PLC Transaction Account

       It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered as absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.     Notification to Party A

       For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Seventh Issuer Cash Manager or Party B and the Calculation Agent shall not be liable for any error, incompleteness or omission regarding such information.

       Party B or the Seventh Issuer Cash Manager acting on its behalf, will notify Party A of the amount of principal payments to be made on the Series 1 Class C Seventh Issuer Notes on each Quarterly Interest Payment Date no later than one (1) Business Day prior to such Quarterly Interest Payment Date.

5.     Notice Details:

       Party A:                   UBS Limited

       Address:                   100 Liverpool Street
                                  London
                                  EC2M 2RH

       Facsimile No.:             +44 20 7567 4406/+44 20 7568 9247

       Attention:                 Credit Risk Management - Documentation Unit
                                  Legal

       Party B:                   Permanent Financing (No. 7) PLC

       Address:                   Blackwell House
                                  Guildhall Yard
                                  London
                                  EC2V 5AE

       Facsimile Number:          020 7566 0975

       Attention:                 The Secretary

       With a copy to: (i)        the Security Trustee:

       Name:                      The Bank of New York

       Address:                   One Canada Square
                                  London
                                  E14 5AL

       Facsimile Number:          020 7964 6061/6399

       Attention:                 Global Structured Finance

                        (ii)      HBOS Treasury Services plc

       Address:                   33 Old Broad Street
                                  London
                                  EC2N 1HZ

       Facsimile Number:          020 7574 8784

       Attention:                 Head of Capital Markets and Securitisation





Yours faithfully,



UBS LIMITED
By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FINANCING (NO. 7) PLC

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title: